UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 1, 2012

Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989
Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

(276) 326-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 1, 2012, First Community Bancshares, Inc. (“First Community”), First Community Bank and Peoples Bank of Virginia (“Peoples”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) under which First Community will acquire Peoples for a total valuation of approximately $40.6 million. In accordance with the Merger Agreement, Peoples shall merge with and into First Community Bank, a wholly-owned banking subsidiary of First Community (“the Merger”), at which time, Peoples shall cease and First Community Bank shall survive and continue to exist as a Virginia banking corporation.

Under the terms of the Merger Agreement, which has been unanimously approved by the boards of directors of both companies, shareholders of Peoples will receive $6.08 per share in cash and 1.07 First Community shares for each common share of Peoples.

Pursuant to the Merger Agreement, at the effective time of the merger, each outstanding option to purchase shares of Peoples will be converted into the right to receive a cash amount equal to the number of shares of Peoples common stock subject to the option multiplied by the difference between the option’s strike price and $20.26 with respect to those options with a strike price less than $20.26. There will be no payment by First Community to any holder of Peoples stock options with an exercise price equal to or greater than $20.26 and any such Peoples stock options will be terminated as of the effective time of the merger. Notwithstanding, any Peoples stock option that is an incentive stock option will be adjusted as required by Section 424 of the Internal Revenue Code, and the regulations promulgated thereunder, so as not to constitute a modification, extension or renewal of the Peoples stock option within the meaning of Section 424(h) of the Internal Revenue Code.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about First Community or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of First Community or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by First Community.

Item 7.01	Regulation FD Disclosure

On March 1, 2012, First Community released a presentation related to the acquisition of Peoples. A copy of the presentation is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 8.01	Other Events

On March 1, 2012, First Community issued a press release relating to the acquisition of Peoples Bank of Virginia. A copy of the press release is attached hereto as Exhibit 99.2 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included with this report:

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Reorganization dated as of March 1, 2012, among First Community Bancshares, Inc., First Community Bank, and Peoples Bank of Virginia
99.1	Investor Presentation
99.2	Press Release, dated March 1, 2012, issued by First Community Bancshares, Inc.

Forward-Looking Statements

This Form 8-K and the press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) among First Community Bancshares, Inc (“First Community”), First Community Bank and Peoples Bank of Virginia (“Peoples”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) First Community’s and Peoples’ plans, objectives, expectations and intentions and other statements contained in this Form 8-K that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Peoples and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Peoples. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of First Community and Peoples may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Peoples may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which First Community and Peoples are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in First Community’s and Peoples’ markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Community’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

First Community and Peoples caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Peoples or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Peoples do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, First Community will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of First Community common stock to be issued to the stockholders of Peoples. The registration statement will include a proxy statement/prospectus which will be sent to the stockholders of Peoples seeking their approval of the merger. STOCKHOLDERS OF PEOPLES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The information in this Form 8-K is not a substitute for the registration statement and any other documents First Community intends to file with the SEC or provide to Peoples stockholders. In addition, First Community may file other relevant documents concerning the proposed merger with the SEC.

The prospectus/proxy statement and other relevant transaction documents will be available free of charge at the SEC’s website (www.sec.gov), at First Community’s website (www.fcbinc.com) under “Investor Relations,” or by directing a request by telephone or mail to First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605, Attention: Investor Relations (276) 326-9000. The prospectus/proxy statement and other relevant transaction documents, will also be available free of charge from Peoples by directing a request by telephone or mail to Peoples Bank of Virginia, Richmond, Virginia 23294, Attention: Investor Relations (804) 270-7275.

Participants in the Transaction

Peoples is currently not engaged in a solicitation of proxies from the stockholders of Peoples in connection with the proposed merger transaction with First Community. If a proxy solicitation commences, First Community, Peoples and their directors, executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies from the stockholders of Peoples in connection with the proposed merger. Information about the directors and executive officers of Peoples and their ownership of Peoples common stock, and additional information regarding the interests of such participants, may be obtained by reading the proxy statement/prospectus when its becomes available. You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its definitive proxy statement, both of which were filed with the SEC on March 3, 2011. You can obtain free copies of these documents from First Community using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	March 1, 2012	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer

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